UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
August 19, 2010

SECUREALERT, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 0-23153

Utah	87-0543981
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

150 West Civic Center Drive
Suite 400
Sandy, Utah 84070
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 451-6141

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On August 19, 2010, the Registrant issued a press release announcing the execution of an agreement with the government of the Brazilian state of Rio Grande do Sul through the Registrant’s Brazilian partners to immediately deploy 200 of the company’s TrackerPAL II(e) devices on offenders located in and around the metropolitan area of Porto Alegre.  A copy of the press release announcing this event is included as an exhibit with this Current Report on Form 8-K.

Item 9.01             Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by the Company on August 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECUREALERT, INC.

By: /s/ Chad D. Olsen
Chad D. Olsen, Chief Financial Officer

Date:  August 19, 2010